Exhibit 4.2

EXECUTION COPY

YEXT, INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of the 28th day of May, 2014, by and among Yext, Inc., a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto, each of which (including the Founders (as defined herein) in their capacities as Investors) is referred to in this Agreement as an “Investor”, and, solely for purposes of the provisions herein relating to Founder Shares (as defined herein), the Founders in their capacities as Founders.

RECITALS

WHEREAS, the Company and certain of the Investors are parties to the Series F Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”); and

WHEREAS, the Company and the Investors previously entered into a Fourth Amended and Restated Investors’ Rights Agreement, dated June 11, 2012 (the “Prior Agreement”);

WHEREAS, the Prior Agreement may be amended with the consent of the Company and the holders of at least fifty percent (50%) of the Registrable Securities (as defined in the Prior Agreement) then outstanding;

WHEREAS, the undersigned Investors hold at least fifty percent (50%) of the outstanding Registrable Securities as of a date immediately prior to the date of this Agreement; and

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce certain of the Investors to invest funds in the Company pursuant to the Purchase Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement.

NOW, THEREFORE, the parties hereto each hereby agree to amend and restate the Prior Agreement in its entirety as set forth herein, and the parties hereto further agree as follows:

1.                                      Definitions. For purposes of this Agreement:

1.1                               “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

1.2                               “Closing” has the meaning set forth in Section 1.2(a) of the Purchase Agreement.

1.3                               “Charter” means the Company’s Sixth Amended and Restated Certificate of Incorporation, as it may be amended and/or restated from time to time.

1.4                               “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.5                               “Company Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, trade secrets, licenses, domain names, mask works, information and proprietary rights and processes as are necessary to the conduct of the Company’s business as now conducted and as presently proposed to be conducted.

1.6                               “Damages” means any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.7                               “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.8                               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.9                               “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.10                        “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.11                        “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC

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that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.12                        “Founders” means each of Howard Lerman, Brian Distelburger and Brent Metz. “Founder Shares” means shares of Common Stock which are owned by any of the Founders but which do not constitute Registrable Securities.

1.13                        “GAAP” means generally accepted accounting principles in the United States.

1.14                        “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.15                        “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

1.16                        “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.17                        “Insight” means collectively, Insight Venture Partners VIII, L.P., Insight Venture Partners (Cayman) VIII, L.P., Insight Venture Partners VIII (Co-Investors), L.P., and Insight Venture Partners (Delaware) VIII, L.P.

1.18                        “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.19                        “Key Employee” means any executive-level employee (including division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any Company Intellectual Property.

1.20                        “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 2,858,680 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.21                        “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.22                        “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.23                        “Preferred Director” means any director of the Company that the holders of record of the Preferred Stock are entitled to elect pursuant to the Charter.

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1.24                        “Preferred Stock” means shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock.

1.25                        “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.14 of this Agreement.

1.26                        “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.27                        “Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 2.12(b) hereof.

1.28                        “SEC” means the Securities and Exchange Commission.

1.29                        “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.30                        “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.31                        “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.32                        “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

1.33                        “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.001 per share.

1.34                        “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.001 per share.

1.35                        “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.001 per share.

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1.36                        “Series D Preferred Stock” means shares of the Company’s Series D Preferred Stock, par value $0.001 per share.

1.37                        “Series E Preferred Stock” means shares of the Company’s Series E Preferred Stock, par value $0.001 per share.

1.38                        “Series F Preferred Stock” means shares of the Company’s Series F Preferred Stock, par value $0.001 per share.

2.                                      Registration Rights. The Company covenants and agrees as follows:

2.1                               Demand Registration.

(a)                                 Form S-1 Demand. If, at any time after one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least forty percent (40%) of the Registrable Securities then outstanding (or such lesser percent if the aggregate offering price, net of Selling Expenses would exceed $5,000,000), then the Company shall:

(i)                                     within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and

(ii)                                  as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date of the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(b)                                 Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $3 million, then the Company shall:

(i)                                     within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and

(ii)                                  as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

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(c)                                  Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors (the “Board of Directors”) it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such ninety (90) day period other than an Excluded Registration.

(d)                                 The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) during the period that is ninety (90) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two (2) registrations pursuant to Section 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b): (i) during the period that is ninety (90) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two (2) registrations pursuant to Section 1.2(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one (1) demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d).

2.2                               Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities

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that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3                               Underwriting Requirements.

(a)                                 If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

(b)                                 In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the

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selling Holders in proportion (as nearly as practicable) to the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, (i) in no event shall the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering and (ii) no such reduction shall reduce the amount of securities of the selling Holders included in the registration below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the IPO and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the third sentence of this Section 2.3(b). For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c)                                  For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4                               Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                                 prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b)                                 prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration

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statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)                                  furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)                                 use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)                                  in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)                                   use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)                                  provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)                                 promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)                                     notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j)                                    after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.5                               Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable

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Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6                               Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $40,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 2.1(a); provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 2.1(a). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7                               Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8                               Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a)                                 To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such

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Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)                                 To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)                                  Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.

(d)                                 To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses,

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claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)                                   Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9                               Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)                                 make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b)                                 use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)                                  furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company

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that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10                        Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the shares of Preferred Stock then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included, or (ii) to demand registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Section 6.9.

2.11                        “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed l80 days plus such additional period up to 35 additional days as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports, and (ii) analyst recommendations and opinions, including but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto): (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock held immediately prior to the effectiveness of the registration statement for the IPO or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 2.11 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and holders of more than five percent (5%) of the outstanding Common Stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or Preferred Stock, as if exercised or converted) enter into similar agreements. The underwriters in connection with the IPO are intended third-party beneficiaries of this Section 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder

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further agrees to execute such agreements as may be reasonably requested by the underwriters in the IPO that are consistent with this Section 2.11 or that are necessary to give further effect thereto.

2.12                        Restrictions on Transfer.

(a)                                 The Preferred Stock, Founder Shares and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement and that certain Sixth Amended and Restated Right of First of Refusal and Co-Sale Agreement, dated as of the date hereof, by and among the Company and the other parties thereto (as it may be amended and/or restated from time to time, the “ROFR Agreement”), which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock, Founder Shares and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b)                                 Each certificate or instrument representing (i) the Preferred Stock, (ii) the Registrable Securities, (iii) the Founder Shares and (iv) any other securities issued in respect of the securities referenced in clauses (i), (ii) and (iii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN INVESTORS’ RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

(c)                                  The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a

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registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144, (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration or (z) in any transaction in which a Founder transfers Founder Shares in a transaction permissible in accordance with Section 3 of the ROFR Agreement; provided that each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Section 2.12(b), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13                        Founder Shares. With respect to any registration pursuant to Section 2.1 or Section 2.2 in which all Holders are permitted to have registered all Registrable Securities which they request to have registered in accordance with the terms of this Agreement, each Founder shall be afforded the right, on the same terms as the Holders, to have his Founder Shares included in such registration, provided that (a) such Founder may include Founder Shares in any such registration only to the extent that the inclusion of his Founder Shares will not reduce the number of the Registrable Securities of the Holders that are included and (b) such Founder shall not have the right to be an Initiating Holder with respect to his Founder Shares. If such registration relates to an underwritten offering and the managing underwriter(s) advise(s) the Founders in writing that marketing factors require a limitation on the number of Founder Shares to be underwritten, then the number of Founder Shares that may be included in the underwriting shall be allocated among the Founders selling Founder Shares in such offering in proportion (as nearly as practicable) to the number of Founder Shares owned by each such Founder or in such other proportion as shall mutually be agreed to by all such Founders.

2.14                        Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 and the right of any Founder to request registration or inclusion of Founder Shares in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

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(a)                                 the closing of a Deemed Liquidation Event, as such term is defined in the Charter;

(b)                                 such date on or after the closing of the IPO when such Holder’s Registrable Securities could be sold without restriction under SEC Rule 144; and

(c)                                  the fifth anniversary of the Qualified Public Offering, as such term is defined in the Charter.

3.                                      Information Rights.

3.1                               Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board of Directors has not reasonably determined that such Major Investor is a competitor of the Company (it being agreed for the purposes of Section 3.1 and Section 3.2 that Insight is not a competitor of the Company):

(a)                                 as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (or such longer period, not to exceed ten (10) days, as approved by the Board of Directors), a balance sheet of the Company as at the end of such fiscal year, and a statement of income, a statement of cash flows and a statement of stockholders’ equity of the Company for such year, all prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail; such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Board of Directors;

(b)                                 as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited statement of income, statement of cash flows and statement of stockholders’ equity for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c)                                  as soon as practicable, but in any event within forty-five (45) days after the end of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company, and certified by the Chief Financial Officer or Chief Executive Officer of the Company as being true, complete, and correct;

(d)                                 as soon as practicable, but in any event within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet and statement of stockholders’ equity as of the end of

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such month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP); and

(e)                                  as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

3.2                               Inspection. The Company shall permit each Major Investor (provided that the Board of Directors has not reasonably determined that such Major Investor is a competitor of the Company), at such party’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by such party; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3                               Observer Rights. For so long as Marker Yext I, L.P. and Marker Yext I-A, L.P. (collectively, “Marker Yext”) continue to, collectively, own beneficially (on a fully diluted basis) at least 20% of the shares of Series E Preferred Stock (or Common Stock issued or issuable upon conversion of Series E Preferred Stock) owned by them on the date of this Agreement, subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations, reclassifications and the like, one representative of Marker Yext, who shall initially be Richard Scanlon, shall be entitled to attend all meetings of the Board of Directors in a nonvoting observer capacity. The Company shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that such representative may be excluded from access to any material or meeting or portion thereof if the Board of Directors determines in good faith that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or for other similar reasons.

3.4                               Termination of Information, Inspection and Observer Rights. The covenants set forth in Section 3.1, Section 3.2 and Section 3.3 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, (iii) upon a Deemed Liquidation Event, as such term is defined in the

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Charter, or (iv) upon the closing of a transaction or series of related transactions in which a Person, or a group of related Persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), whichever event occurs first.

3.5                               Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.5 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor if (x) such prospective purchaser agrees to be bound by the provisions of this Section 3.5 and (y) such prospective purchaser is not, in the reasonable judgment of the Board of Directors, a competitor of the Company; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. Notwithstanding the foregoing, the Investors and their respective Affiliates may display the Company’s name and/or corporate logo on their respective websites and in their respective marketing materials and may publicly disclose the existence of their investment in the Company (including in response to press or trade inquiries).

4.                                      Rights to Future Stock Issuances.

4.1                               Right of First Offer. Subject to the terms and conditions of this Section 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Investor that is an “accredited investor” (as defined Rule 501(a) under the Securities Act). An Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate. For the avoidance of doubt, an Investor that is not an “accredited investor” shall not have any right to be offered or to purchase New Securities from the Company pursuant to this Section 4.1.

(a)                                 The Company shall give notice (the “Offer Notice”) to each Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

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(b)                                 By notification to the Company within twenty (20) days after the Offer Notice is given, each Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by such Investor bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other Derivative Securities). At the expiration of such twenty (20) day period, the Company shall promptly notify each Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Investors were entitled to subscribe but that were not subscribed for by the Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Section 4.1(b) shall occur within the later of one hundred twenty (120) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.1(c).

(c)                                  If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Section 4.1.

(d)                                 The right of first offer in this Section 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Charter); (ii) shares of Common Stock issued in the IPO; and (iii) any shares of Series F Preferred Stock issued pursuant to Section 1.3 of the Purchase Agreement, as such agreement may be amended.

4.2                               Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, (iii) upon a Deemed Liquidation Event, as such term is defined in the Charter, or (iv) upon the closing of a Stock Sale, whichever occurs first.

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5.                                      Additional Covenants.

5.1                               Insurance. The Company has obtained Directors and Officers insurance containing a $5,000,000 coverage amount and a $2,500 deductible. The Company will use commercially reasonable efforts to cause such insurance policy to be maintained until such time as the Board of Directors determines that such insurance should be discontinued; provided, however, that such policy shall not be cancelable without the prior approval of the Board of Directors.

5.2                               Employee Agreements. The Company will cause (i) each Founder employed by the Company and each Key Employee to enter into a one (1) year noncompetition and nonsolicitation agreement, substantially in the form approved by the Board of Directors, and (ii) each such Founder and each person now or hereafter employed by the Company or by any of its subsidiaries (or engaged by the Company or any of its subsidiaries as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement, substantially in the form approved by the Board of Directors.

5.3                               Matters Requiring Investor Director Approval. So long as at least twenty percent (20%) of the shares of total aggregate Preferred Stock purchased by the Investors as of the date hereof remain outstanding, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the affirmative vote of either Preferred Director, if a Preferred Director is then serving:

(a)         make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b)         make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors;

(c)          guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d)         make an investment other than investments in prime commercial paper, money market funds, certificates of deposit in any United States bank having a net worth in excess of one hundred million dollars ($100,000,000) or obligations issued or guaranteed by the United States of America, in each case having a maturity not in excess of two (2) years;

(e)          incur any aggregate indebtedness in excess of $3,000,000 that is not already included in a budget approved by the Board of Directors, other than trade credit incurred in the ordinary course of business;

(f)           otherwise enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated

20

under the Exchange Act) of any such Person, except for (i) transactions contemplated by this Agreement, the Purchase Agreement, and the other Transaction Agreements (as defined in the Purchase Agreement), (ii) compensation paid to employees in the ordinary course of business or (iii) transactions resulting in payments to or by the Company in an aggregate amount less than $125,000 per year;

(g)          hire, terminate, or change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

(h)         change the fundamental nature of the business, provided that, the Company’s entry into new verticals shall not be deemed to be a fundamental change and therefore shall not require the affirmative approval of a Preferred Director; or

(i)             sell, assign, transfer, license, pledge, or encumber material technology or material intellectual property, other than licenses granted in the ordinary course of business.

5.4                               Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors. The Company shall offer one Preferred Director the opportunity to serve on each committee of the Board of Directors, such director to be determined between the Preferred Directors.

5.5                               Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Charter, or elsewhere, as the case may be.

5.6                               Termination of Covenants. The covenants set forth in this Section 5, except for Section 5.5, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, (iii) upon a Deemed Liquidation Event, as such term is defined in the Charter, or (iv) upon the closing of a Stock Sale, whichever event occurs first.

6.                                      Miscellaneous.

6.1                               Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by (i) a Holder to a transferee of Registrable Securities that (x) is an Affiliate of a Holder; (y) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (z) after such transfer, holds at least 25% of such Holder’s shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and

21

other recapitalizations) or (ii) a Founder to a transferee of Founder Shares pursuant to a transaction permitted under Section 3 of the ROFR Agreement; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities or Founder Shares, as the case may be, with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Registrable Securities or Founder Shares, as the case may be, held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members (a “Holder Trust”) shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2                               Governing Law. To the extent that the General Corporation Law of the State of Delaware (the “DGCL”) purports to apply to this Agreement, the DGCL shall apply. In all other cases, this Agreement and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict or choice of law principles thereof. For all matters arising directly or indirectly from this Agreement (“Agreement Matters”), each of the parties hereto hereby (i) irrevocably consents and submits to the sole exclusive jurisdiction of the United States District Court for the Southern District of New York and any state court in the State of New York that is located in New York County (and of the appropriate appellate courts from any of the foregoing) in connection with any legal action, lawsuit, arbitration, mediation, or other legal or quasi legal proceeding (“Proceeding”) directly or indirectly arising out of or relating to any Agreement Matter; provided that a party to this Agreement shall be entitled to enforce an order or judgment of any such court in any United States or foreign court having jurisdiction over the other party, (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding which is brought in any such court has been brought in an inconvenient forum, (iii) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (iv) irrevocably waives, to the fullest extent permitted by law, any right to a trial by jury in connection with a Proceeding, (v) agrees not to commence any Proceeding other than in such courts, and (vi) agrees that service of any summons, complaint, notice or other process relating to such Proceeding may be effected in the manner provided for the giving of notice as set forth in herein.

6.3                               Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile

22

signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.4                               Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5                               Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 6.5. If notice is given to the Company, a copy which shall not itself constitute notice shall also be sent to Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, New York 10020, Attn: Edward M. Zimmerman, Esq. and Peter H. Ehrenberg, Esq.

6.6                               Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Section 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, (i) this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction; provided, however, that if any Investor (a “Participating Investor”) purchases securities in such transaction, then, notwithstanding any waiver of any of the provisions of Section 4, such waiver shall not be applicable to any Investor (a “Non-Waiving Investor”) who did not waive such right of first offer unless such Non-Waiving Investor has been provided the opportunity to purchase up to such Non-Waiving Investor’s pro rata share of the New Securities, determined in accordance with Section 4.1(b); provided, further, that if the number of New Securities that each Participating Investor purchases in such transaction is less than the pro rata share of New Securities allotted to such Participating Investor in accordance with Section 4.1(b), the pro rata share of New Securities allotted to the Non-Waiving Investor(s) in connection with such transaction shall be correspondingly reduced), (ii) the terms of this

23

Agreement relating to Founder Shares may not be amended or terminated and the observance of any such terms may not be waived with respect to any Founder without the written consent of such Founder, unless such amendment, termination, or waiver applies in the same fashion to all Founders, (iii) the terms of this Agreement relating to Founder Shares may not be amended and the observance of any such term may not be waived unless such action is approved by the Company, the holders of at least a majority of the Registrable Securities then outstanding and the holders of at least a majority of the Founder Shares which are then outstanding and held by Founders (together with any Holder Trust established by them, if any) who are employed full-time by the Company, (iv) the provision of Section 3.1 relating to the agreement that Insight shall not be deemed a competitor of the Company for the purposes of Section 3.1 and Section 3.2 shall not be amended without the consent of Insight, and (v) notwithstanding any amendment of the definition of Major Investor pursuant to this Section 6.6, Insight shall be deemed a Major Investor for the purposes of Section 3.1 and Section 3.2 so long as Insight, together with its Affiliates, holds at least 2,858,680 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof). The Company shall give notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver; provided that the failure to provide such notice shall not invalidate any amendment, termination or waiver hereof. Any amendment, termination, or waiver effected in accordance with this Section 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7                               Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

6.8                               Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9                               Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series F Preferred Stock after the date hereof, any purchaser of such shares of Series F Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so

24

long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

6.10                        Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

6.11                        Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.12                        Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

6.13                        Effect on Prior Agreement. Upon the execution and delivery of this Agreement, the Prior Agreement automatically shall terminate and be of no further force and effect and shall be amended and restated in its entirety as set forth in this Agreement.

6.14                        Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

[Signature Page Follows]

25

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

YEXT, INC.

By:	/s/ Brian Distelburger
Name: Brian Distelburger
Title: President

Address: 1 Madison Avenue, Fifth Floor
New York, NY 10010

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INSIGHT VENTURE PARTNERS VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Managing Director

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Managing Director

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Managing Director

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Managing Director

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WGI GROUP, LLC

By:	/s/ Michael Walrath
Name: Michael Walrath
Title: Member

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

MARKER YEXT I, L.P.

By:	/s/ Richard Scanlon

MARKER YEXT I-A, L.P.

By:	/s/ Richard Scanlon

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

MARKER II LP

By: Marker II GP, Ltd.,
Its: General Partner

By:	/s/ Richard Scanlon
Name:	Richard Scanlon
Title:	Director

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP

	By:	/s/ David E. Sweet
Name: David E. Sweet
Managing Director of the General Partner

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON
LIVING TRUST U/A/D 1/22/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson, Trustee

ANVEST, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson, General Partner

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		G. Leonard Baker, Jr., Trustee

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

SAUNDERS HOLDINGS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

YOVEST, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Tench Coxe, Trustee

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Gregory P. Sands, Trustee

TALLACK PARTNERS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

NESTEGG HOLDINGS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

PATRICIA TOM

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

MICHAEL I. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12/22/94

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN FAMILY TRUST DATED MARCH 1, 1997

	By:	/s/ Robert Yin
Robert Yin, Trustee

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

ROSETIME PARTNERS L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

ROOSTER PARTNERS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE WHITE 2011 IRREVOCABLE CHILDREN’S TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By:

THE BIRD 2011 IRREVOCABLE CHILDREN’S TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER UNITRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA

By:

WELLS FARGO BANK, N.A. FBO G. LEONARD BAKER, JR. ROTH IRA

By:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

By:

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:

G. LEONARD BAKER, JR. AND MARY ANNE BAKER CO-TRUSTEES OF THE BAKER REVOCABLE TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE YOUNGER LIVING TRUST U/A/D 1/20/95

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

STEFAN A. DYCKERHOFF AND WENDY G. DYCKERHOFF-JANSSEN, OR THEIR SUCCESSOR(S) AS TRUSTEES UNDER THE DYCKERHOFF 2001 REVOCABLE TRUST AGREEMENT DATED AUGUST 20, 2001

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA REVOCABLE TRUST U/A/D 8/21/13

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

BARBARA NISS 2013 REVOCABLE TRUST DATED DECEMBER 18, 2013

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (PRE)

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO TENCH COXE

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO WILLIAM H. YOUNGER, JR.

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID E. SWEET (ROLLOVER)

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN (ROLLOVER)

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST)

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By:

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By:

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER UNITRUST

By:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO G. LEONARD BAKER, JR. ROTH IRA

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:	/s/ Todd Noetzelman
Todd Noetzelman - Vice President

G. LEONARD BAKER, JR. AND MARY ANNE BAKER CO-TRUSTEES OF THE BAKER REVOCABLE TRUST

By:

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE YOUNGER LIVING TRUST U/A/D 1/20/95

By:

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

INSTITUTIONAL VENTURE PARTNERS XI, L.P.
By:	Institutional Venture Management XI, LLC
Its:	General Partner

By:	/s/ [ILLEGIBLE]
Managing Director

INSTITUTIONAL VENTURE PARTNERS XI, GMBH & CO. BETEILIGUNGS KG
By:	Institutional Venture Management XI, LLC
Its:	Managing Limited Partner

By:	/s/ [ILLEGIBLE]
Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.
By:	Institutional Venture Management XII, LLC
Its:	General Partner

By:	/s/ [ILLEGIBLE]
Managing Director

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

/s/ Howard Lerman
Howard Lerman

/s/ Brian Distelburger
Brian Distelburger

/s/ Brent Metz
Brent Metz

BRIAN DISTELBURGER, AS RIGHT OF FIRST REFUSAL AND CO-SALE TRUSTEE

By:	/s/ Brian Distelburger

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

FOUNDERS:

/s/ Howard Lerman
Howard Lerman

/s/ Brian Distelburger
Brian Distelburger

/s/ Brent Metz
Brent Metz

[Signature Page to Yext, Inc. Fifth Amended and Restated Investors’ Rights Agreement]

SCHEDULE A

Investors

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Howard Lerman	295,710	0	0	0	0	0
[***]

Brian Distelburger	221,782	0	0	0	0	0

Brian Distelburger, as Voting Trustee	73,928	0	0	0	0	0
[***]

Brent Metz	197,140	0	0	0	0	0
[***]

WGI Group, LLC	0	0	607,165	1,582,714	135,928	0
[***]

Institutional Venture Partners XII, L.P.	0	0	7,220,921	963,391	475,750	1,272,724
[***]

Institutional Venture Partners XI, L.P.	0	0	0	0	0	533,719
[***]

Institutional Venture Partners XI, GmbH & Co. B	0	0	0	0	0	85,445
[***]

GC Partners LP	47,110	22,890	0	0	0	0
[Address]

MK Grape Arbor 1 LLC	220,798	157,658	19,516	0	0	0
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
SV Angel III, L.P.	0	0	0	103,220	0	0
[***]

SV Angel II-Q, L.P.	0	0	130,107	0	0	0
[***]

ELH, LLC	0	0	0	103,220	0	0
[***]

GCH&H Investments, LLC	0	0	21,684	0	0	0
[***]

Crunch Fund I, L.P., a Delaware Limited Partnership Crunch Fund c/o Greenough Group	0	0	0	0	6,796	0
[***]

The Board of Trustees of the Leland Stanford Junior University (LSVF) Direct Investments Stanford Management Company	0	0	21,684	0	0	0
[***]

Sutter Hill Ventures	3,220,861	3,054,526	3,424,069	1,021,061	325,434	293,827
[***]

Saunders Holdings, L.P.	50,642	48,860	34,536	13,866	4,748	4,107
[***]

Yovest, L.P.	169,122	163,172	27,567	52,989	19,884	94,593
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Anvest, L.P.	33,684	32,499	36,346	10,554	0	0
[***]

Starfish Holdings, LP	0	0	20,644	0	0	0
[***]

Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust U/A/D 4/23/98	109,572	497,877	82,741	0	18,100	15,660
[***]

Rooster Partners, LP	407,786	0	0	68,856	18,101	15,643
[***]

Robert Yin and Lily Yin as Trustees of Yin Family Trust Dated March 1, 1997	2,366	0	0	0	0	0
[***]

David L. Anderson, Trustee of The Anderson Living Trust U/A/D 1/22/98	39,868	38,364	33,257	10,554	0	0
[***]

William H. Younger, Jr., Trustee, The William H. Younger, Jr. Revocable Trust U/A/D 8/5/2009	18,939	17,961	20,134	0	0	0
[***]

Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement Dated 2/24/99	95,450	91,683	69,706	18,484	8,604	7,442
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Gregory P. Sands, Trustee of Gregory P. Sands Charitable Remainder Unitrust	0	0	9,616	0	0	0
[***]

David E. Sweet and Robin T. Sweet, as Trustees of the David and Robin Sweet Living Trust, dated 7/6/04	6,153	5,835	6,542	0	0	0
[***]

G. Leonard Baker, Jr. and Mary Anne Baker Co-Trustees of The Baker Revocable Trust, U/A/D 2/3/03	0	17,388	19,491	0	0	0
[***]

G. Leonard Baker, Jr. and Mary Anne Baker Co-Trustees of The Baker Revocable Trust	68,977	48,860	81,966	0	0	0
[***]

Tallack Partners, L.P.	0	22,562	2,370	4,557	2,104	1,820
[***]

James N. White and Patricia A. O’Brien as Trustees of The White Family Trust U/A/D 4/3/97	66,859	63,406	66,677	0	18,127	15,678
[***]

The White 2011 Irrevocable Children’s Trust	0	0	22,620	35,022	0	0
[***]

RoseTime Partners L.P.	117,774	113,630	110,173	0	0	0
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. and Christina R. Bird Trust Agreement Dated 10/31/00	39,550	0	0	8,662	13,524	11,697
[***]

NestEgg Holdings, LP	116,070	149,134	99,398	14,379	0	0
[***]

The Bird Irrevocable Children’s Trust	0	0	21,223	0	0	0
[***]

Andrew T. Sheehan and Nicole J. Sheehan as Trustees of Sheehan 2003 Trust	59,005	56,733	64,002	14,009	5,889	2,147
[***]

Michael L. Speiser and Mary Elizabeth Speiser, Co-Trustees of Speiser Trust Agreement Dated 7/19/06	8,116	7,697	8,629	0	745	644
[***]

Michael I. Naar and Diane J. Naar as Trustees of Naar Family Trust U/A/D 12/22/94	4,448	0	0	0	0	0
[***]

Patricia Tom	0	8,468	0	0	0	0
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post) Attention Tom Thurston	8,894	0	0	0	0	0
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr. Attention Tom Thurston	0	0	182,488	0	0	0
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson Attention Tom Thurston	0	0	0	0	7,796	6,743
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover) Attention: Tom Thurston	0	0	3,644	7,004	2,963	11,163
[***]

Wells Fargo Bank N.A. FBO David E. Sweet Roth IRA Attention: Tom Thurston	23,554	22,725	22,034	0	0	0
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen Attention: Tom Thurston	0	0	2,884	0	0	430
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen (Rollover) Attention: Tom Thurston	4,732	4,505	0	1,376	476	0
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar Attention: Tom Thurston	0	2,252	2,526	688	238	215
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin Attention: Tom Thurston	0	2,252	2,347	344	119	107
[***]

Wells Fargo Bank N.A. FBO Tench Coxe Roth IRA Attention: Tom Thurston	0	0	62,475	0	0	15,660
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe Attention: Tom Thurston	0	0	71,643	68,856	18,100	0
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tenche Coxe Attention: Tom Thurston	0	0	411,791	0	0	0
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Pre) Attention: Tom Thurston	0	0	4,750	2,587	894	808
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Wells Fargo Bank N.A. FBO G. Leonard Baker, Jr. Roth IRA Attention: Tom Thurston	0	0	0	17,868	0	6,747
[***]

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Leonard Baker, Jr. Attention: Tom Thurston	0	0	9,296	0	7,801	0
[***]

James C. Gaither, Trustee of the Gaither Revocable Trust U/A/D 9/28/2000	11,838	11,226	14,954	4,557	2,103	1,819
[***]

Stefan A. Dyckerhoff and Wendy G. Dyckerhoff-Janssen, or their successor(s) as Trustees under the Dyckerhoff 2001 Revocable Trust Agreement Dated August 30, 2001	0	0	0	0	0	4,295
[***]

Samuel J. Pullara III and Lucia Choi Pullara, Co-Trustees of the Pullara Revocable Trust U/A/D 8/21/13	0	0	0	0	0	4,295
[***]

Barbara Niss 2013 Revocable Trust Dated December 18, 2013	0	0	0	0	0	430
[***]

Insight Venture Partners VIII, L.P.	0	0	0	0	0	2,694,792
[***]

	Series A	Series B	Series C	Series D	Series E	Series F
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
Investor	Stock	Stock	Stock	Stock	Stock	Stock
Insight Venture Partners (Cayman) VIII, L.P.	0	0	0	0	0	697,066
[***]

Insight Venture Partners VIII (Co-Investors), L.P.	0	0	0	0	0	96,174
[***]

Insight Venture Partners (Delaware) VIII, L.P.	0	0	0	0	0	854,708
[***]

Marker Yext I, L.P.	0	0	0	0	3,534,145	0
[***]

Marker Yext I-A, L.P.	0	0	0	0	2,718,573	0
[***]

Marker II LP	0	0	0	0	0	1,891,888
[***]

TOTAL	5,740,728	4,662,163	13,073,616	4,128,818	7,346,942	8,642,486

FIRST AMENDMENT

TO

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This First Amendment (this “Amendment”), entered into and effective as of July 16, 2015, is made to that certain Fifth Amended and Restated Investors’ Rights Agreement, dated as of May 28, 2014 (the “IRA”), by and among Yext, Inc., a Delaware corporation (the “Company”), and the other parties thereto. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the IRA.

W I T N E S S E T H:

WHEREAS, the IRA provides certain parties thereto with rights of first offer with respect to certain issuances of new securities by the Company and also provides how such rights may be waived; and

WHEREAS, the undersigned parties desire to amend the provisions in the IRA governing waivers of the rights of first offer as set forth herein; and

WHEREAS, pursuant to Section 6.6 of the IRA, the IRA may be, subject to certain inapplicable special amendment rights, amended only with a written instrument executed by the Company and the holders of at least a majority of the Registrable Securities currently outstanding (the foregoing, collectively, the “Requisite Parties”); and

WHEREAS, the undersigned parties constitute the Requisite Parties.

NOW, THEREFORE, in exchange for good and valuable consideration including, without limitation, the mutual covenants contained herein, the sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Requisite Parties hereby agree as follows:

1.                                      Amendment to Section 2. Subsection 2.1(a)(ii) of Section 2 of the IRA is hereby amended by deleting Subsection 2.1(a)(ii) of Section 2 of the IRA in its entirety and replacing it with the following in substitution therefor:

“(ii)                            as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date of the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

2.                                      Amendment to Section 6. Subsection 6.6 of Section 6 of the IRA is hereby amended by deleting Subsection 6.6 of Section 6 of the IRA in its entirety and replacing it with the following in substitution therefor:

“6.6                         Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Section 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, (i) this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction; (ii) the terms of this Agreement relating to Founder Shares may not be amended or terminated and the observance of any such terms may not be waived with respect to any Founder without the written consent of such Founder, unless such amendment, termination, or waiver applies in the same fashion to all Founders, (iii) the terms of this Agreement relating to Founder Shares may not be amended and the observance of any such term may not be waived unless such action is approved by the Company, the holders of at least a majority of the Registrable Securities then outstanding and the holders of at least a majority of the Founder Shares which are then outstanding and held by Founders (together with any Holder Trust established by them, if any) who are employed full-time by the Company, (iv) the provision of Section 3.1 relating to the agreement that Insight shall not be deemed a competitor of the Company for the purposes of Section 3.1 and Section 3.2 shall not be amended without the consent of Insight,

2

and (v) notwithstanding any amendment of the definition of Major Investor pursuant to this Section 6.6, Insight shall be deemed a Major Investor for the purposes of Section 3.1 and Section 3.2 so long as Insight, together with its Affiliates, holds at least 2,858,680 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof). The Company shall give notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver; provided that the failure to provide such notice shall not invalidate any amendment, termination or waiver hereof. Any amendment, termination, or waiver effected in accordance with this Section 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.”

3.                                      Miscellaneous.

3.1                               Except as expressly amended by this Amendment, the terms and provisions of the IRA shall continue in full force and effect. No reference to this Amendment need be made in any instrument or document making reference to the IRA; any reference to the IRA in any such instrument or document shall be deemed a reference to the IRA as amended hereby. The IRA as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

3.2                               To the extent that the General Corporation Law of the State of Delaware (the “DGCL”) purports to apply to this Amendment, the DGCL shall apply. In all other cases, this Amendment and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict or choice of law principles thereof.

3.3                               This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY:

YEXT, INC.

By:	/s/ Howard Lerman
Name:	Howard Lerman
Title:	Chief Executive Officer

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

/s/ Howard Lerman
Howard Lerman

/s/ Brian Distelburger
Brian Distelburger

BRIAN DISTELBURGER, AS VOTING TRUSTEE

By:	/s/ Brian Distelburger

BRIAN DISTELBURGER, AS TRUSTEE OF THE DISTELBURGER 2014 GRAT

By:	/s/ Brian Distelburger

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

/s/ Brent Metz
Brent Metz

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INSIGHT VENTURE PARTNERS VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ [ILLEGIBLE]
Name:
Title:

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ [ILLEGIBLE]
Name:
Title:

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ [ILLEGIBLE]
Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ [ILLEGIBLE]
Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

INSTITUTIONAL VENTURE PARTNERS XI, L.P.
By:	Institutional Venture Management XI, LLC
Its:	General Partner

By:	/s/ Jules Maltz
	Name:	Jules Maltz
	Title:	Managing Director

INSTITUTIONAL VENTURE PARTNERS XI, GMBH & CO. BETEILIGUNGS KG
By:	Institutional Venture Management XI, LLC
Its:	Managing Limited Partner

By:	/s/ Jules Maltz
	Name:	Jules Maltz
	Title:	Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.
By:	Institutional Venture Management XII, LLC
Its:	General Partner

By:	/s/ Jules Maltz
	Name:	Jules Maltz
	Title:	Managing Director

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

MARKER YEXT I, L.P.
By:	Marker Yext GP, LLC
Its:	General Partner

By:	/s/ Richard Scanlon
Name:	Richard Scanlon
Title:	Member Manager

MARKER YEXT I-A, L.P.
By:	Marker Yext GP, LLC
Its:	General Partner

By:	/s/ Richard Scanlon
Name:	Richard Scanlon
Title:	Member Manager

MARKER II LP
By:	Marker II GP, Ltd.
Its:	General Partner

By:	/s/ Richard Scanlon
Name:	Richard Scanlon
Title:	Director

MARKER II ANNEX LP
By:	Marker II GP, Ltd.
Its:	General Partner

By:	/s/ Richard Scanlon
Name:	Richard Scanlon
Title:	Director

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP

	By:	/s/ Andrew Sheehan
		Name:	Andrew Sheehan
		Title:	Managing Director of the General Partner

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson, Trustee

ANVEST, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		David L. Anderson, General Partner

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SAUNDERS HOLDINGS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

YOVEST, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

TENCH COXE AND SIMONE OTUS COXE, CO- TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By Robert Yin	By:	/s/ Robert Yin
Under Tower of Attorney		Tench Coxe, Trustee

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Gregory P. Sands, Trustee

TALLACK PARTNERS, L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

	By:	/s/ Andrew T. Sheehan
		Name:	Andrew T. Sheehan,
		Title:	Trustee

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

PATRICIA TOM

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

MICHAEL I. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12/22/94

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN FAMILY TRUST DATED MARCH 1, 1997

	By:	/s/ Robert Yin
		Name:	Robert Yin,
		Title:	Trustee

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

STARFISH HOLDINGS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

NESTEGG HOLDINGS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

ROSETIME PARTNERS L.P.

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

THE WHITE 2011 IRREVOCABLE CHILDREN’S TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

THE BIRD 2011 IRREVOCABLE CHILDREN’S TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

STEFAN A. DYCKERHOFF and WENDY G. DYCKERHOFF-JANSSEN, OR THEIR SUCCESSOR(S) AS TRUSTEES UNDER THE DYCKERHOFF 2001 REVOCABLE TRUST AGREEMENT DATED AUGUST 30, 2011

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA REVOCABLE TRUST U/A/D 8/21/13

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

BARBARA NISS 2013 REVOCABLE TRUST DATED DECEMBER 18, 2013

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ROOSTER PARTNERS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

G. LEONARD BAKER, JR. AND MARY ANNE BAKER CO-TRUSTEES OF THE BAKER REVOCABLE TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE YOUNGER LIVING TRUST U/A/D 1/20/95

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

ACRUX PARTNERS, LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

GC PARTNERS LP

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST

By Robert Yin	By:	/s/ Robert Yin
Under Power of Attorney		Name:
Title:

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID E. SWEET (ROLLOVER)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN (ROLLOVER)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (PRE)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO TENCH COXE

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO WILLIAM H. YOUNGER, JR.

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LEONARD BAKER, JR.

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO G. LEONARD BAKER, JR. ROTH IRA

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WGI GROUP, LLC

By:	/s/ Michael Walrath
	Name:	Michael Walrath
	Title:	Managing Partner

[Signature Page to the First Amendment to Yext, Inc. 5th A&R IRA]

SECOND AMENDMENT

TO

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Second Amendment (this “Amendment”), entered into and effective as of September 10, 2015, is made to that certain Fifth Amended and Restated Investors’ Rights Agreement, dated as of May 28, 2014, as amended (the “Agreement”), by and among Yext, Inc., a Delaware corporation (the “Company”), and the other parties thereto. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

W I T N E S S E T H:

WHEREAS, the Agreement governs the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, to, in some cases, have a representative attend meetings of the Company’s Board of Directors in a nonvoting, observer capacity, to participate in future equity offerings by the Company and regarding certain other matters as set forth in the Agreement; and

WHEREAS, the Agreement may be amended with the consent of the Company and the holders of at least a majority of the Registrable Securities (as defined therein) then outstanding; and

WHEREAS, the undersigned Investors hold a majority of the outstanding Registrable Securities as of the date set forth above.

NOW, THEREFORE, the parties hereto each hereby agree to amend the Agreement as set forth herein, and the parties hereto further agree as follows:

1.             Amendment to Section 3.3. Section 3.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“3.3 Observer Rights. For so long as Marker Yext I, L.P. and Marker Yext I- A, L.P. (collectively, “Marker Yext”) continue to, collectively, own beneficially (on a fully diluted basis) at least 20% of the shares of Series E Preferred Stock (or Common Stock issued or issuable upon conversion of Series E Preferred Stock) owned by them on the date of this Agreement, subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations, reclassifications and the like, one representative of Marker Yext, who shall initially be Richard Scanlon, shall be entitled to attend all meetings of the Board of Directors in a nonvoting observer capacity. For so long as Insight continues to own beneficially (on a fully diluted basis) at least 20% of the shares of Registrable Securities owned by them as of September 10, 2015, subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations, reclassifications and the like, one representative of Insight, who shall initially be Deven Parekh, shall be entitled to attend all meetings of the Board of Directors in a nonvoting observer capacity. The Company shall give such representatives copies of all notices, minutes, consents, and other materials

1

that it provides to its directors; provided, however, that such representatives shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that such representatives may be excluded from access to any material or meeting or portion thereof if the Board of Directors determines in good faith that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or for other similar reasons.”

2.          Miscellaneous.

2.1        Except as expressly amended by this Amendment, the terms and provisions of the Agreement shall continue in full force and effect. No reference to this Amendment need be made in any instrument or document making reference to the Agreement; any reference to the Agreement in any such instrument or document shall be deemed a reference to the Agreement as amended hereby. The Agreement as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

2.2        To the extent that the General Corporation Law of the State of Delaware (the “DGCL”) purports to apply to this Amendment, the DGCL shall apply. In all other cases, this Amendment and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict or choice of law principles thereof.

2.3        This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Remainder left intentionally blank. Signature page follows.]

2

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above

FOUNDERS:

/s/ Howard Lerman
Howard Lerman

/s/ Brian Distelburger
Brian Distelburger

/s/ Brent Metz
Brent Metz

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

YEXT, INC.

By:	/s/ Brian Distelburger
	Name:	Brian Distelburger
	Title:	President

Address: 1 Madison Avenue, Fifth Floor
New York, NY 10010

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

Howard Lerman

/s/ Brian Distelburger
Brian Distelburger

Brent Metz

BRIAN DISTELBURGER, AS VOTING TRUSTEE

By:	/s/ Brian Distelburger

BRIAN DISTELBURGER, AS TRUSTEE OF THE DISTELBURGER 2014 GRAT

By:	/s/ Brian Distelburger

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above

INSIGHT VENTURE PARTNERS VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
	Name:	Blair M. Flicker
	Title:	Authorized Officer

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
	Name:	Blair M. Flicker
	Title:	Authorized Officer

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
	Name:	Blair M. Flicker
	Title:	Authorized Officer

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner
By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair M. Flicker
	Name:	Blair M. Flicker
	Title:	Authorized Officer

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above

MARKER YEXT I, L.P.		By: Marker Yext I Manager Ltd.
Its General Partner

By:	/s/ Richard Scanlon
	Name:	Richard Scanlon
	Title:	Director

MARKER YEXT I-A, L.P.		By: Marker Yext I Manager Ltd.
Its General Partner

By:	/s/ Richard Scanlon
	Name:	Richard Scanlon
	Title:	Director

MARKER II LP		By: Marker II GP, Ltd.
Its General Partner

By:	/s/ Richard Scanlon
	Name:	Richard Scanlon
	Title:	Director

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INSTITUTIONAL VENTURE PARTNERS XI, L.P.
By:	Institutional Venture Management XI, LLC
Its:	General Partner

By:	/s/ Jules Maltz
	Name:	Jules Maltz
	Title:	Managing Director

INSTITUTIONAL VENTURE PARTNERS XI, GMBH & CO. BETEILIGUNGS KG
By:	Institutional Venture Management XI, LLC
Its:	Managing Limited Partner

By:	/s/ Jules Maltz
	Name:	Jules Maltz
	Title:	Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.
By:	Institutional Venture Management XII, LLC
Its:	General Partner

By:	/s/ Jules Maltz
	Name:	Jules Maltz
	Title:	Managing Director

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP

By:	/s/ Andrew T Sheehan
	Name:	Andrew T Sheehan
	Title:	Managing Director

DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

ANVEST, L.P.

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

SAUNDERS HOLDINGS, L.P.

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

YOVEST, L.P.

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

WILLIAM H. YOUNGER, JR., TRUSTEE OF THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

TALLACK PARTNERS, L.P.

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS CO-TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST

By:	/s/ Robert Yin
Name:
Title:

PATRICIA TOM

By:	/s/ Robert Yin

MICHAEL I. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12/22/94

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN FAMILY TRUST DATED MARCH 1, 1997

By:	/s/ Robert Yin
Robert Yin, Trustee

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO G. LEONARD BAKER, JR.

By:
Name:
Title:

ACRUX PARTNERS, LP

By:	/s/ Robert Yin
Name:
Title:

THE LINDSAY GWENDOLYN ANDERSON 2013 IRREVOCABLE TRUST

By:	/s/ Robert Yin
Name:
Title:

THE SYDNEY LILLIAN ANDERSON 2010 IRREVOCABLE TRUST

By:	/s/ Robert Yin
Name:
Title:

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

STEFAN A. DYCKERHOFF AND WENDY G. DYCKERHOFF-JANSSEN, OR THEIR SUCCESSOR(S) AS TRUSTEES UNDER THE DYCKERHOFF 2001 REVOCABLE TRUST AGREEMENT DATED AUGUST 30, 2001

By:	/s/ Robert Yin
Name:
Title:

SAMUEL J. PULLARA III AND LUCIA CHOI PULLARA, CO-TRUSTEES OF THE PULLARA REVOCABLE TRUST U/A/D 8/21/13

By:	/s/ Robert Yin
Name:
Title:

BARBARA NISS 2013 REVOCABLE TRUST DATED DECEMBER 18, 2013

By:	/s/ Robert Yin
Name:
Title:

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET ROTH IRA

By:
Name: Robert Yin, under Power of Attorney

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:
Name: Robert Yin, under Power of Attorney

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID L. ANDERSON

By:
Name:
Title:

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

ROOSTER PARTNERS, LP

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

GREGORY P. SANDS, TRUSTEE OF GREGORY P. SANDS CHARITABLE REMAINDER UNITRUST

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA

By:
Name:
Title:

WELLS FARGO BANK, N.A. FBO G. LEONARD BAKER, JR. ROTH IRA

By:
Name:
Title:

WILEY LAWRENCE ANDERSON TRUST A

By:	/s/ Robert Yin
Name:
Title:

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above

THE WHITE 2011 IRREVOCABLE CHILDREN’S TRUST

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By:
Name:
Title:

THE BIRD 2011 IRREVOCABLE CHILDREN’S TRUST

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO-TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above

STARFISH HOLDINGS, LP

By:	/s/ Robert Yin
Name:
Title:

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above

ROSETIME PARTNERS L.P.

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

NESTEGG HOLDINGS, LP

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

GREGORY DAVID ANDERSON TRUST A

By:	/s/ Robert Yin
Name: Robert Yin, under Power of Attorney

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO DAVID E.
SWEET (ROLLOVER)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO YU-YING
CHEN (ROLLOVER)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO PATRICIA
TOM (POST)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO ROBERT YIN

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO PATRICIA
TOM (PRE)

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO TENCH COXE

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO WILLIAM H.
YOUNGER, JR.

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO G. LEONARD
BAKER, JR.

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

ACRUX PARTNERS, LP

By:
Name:
Title:

THE LINDSAY GWENDOLYN ANDERSON 2013
IRREVOCABLE TRUST

By:
Name:
Title:

THE SYDNEY LILLIAN ANDERSON 2010
IRREVOCABLE TRUST

By:
Name:
Title:

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

WELLS FARGO BANK, N.A. FBO DAVID E. SWEET
ROTH IRA

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
Vice President

WELLS FARGO BANK, N.A. FBO
SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
Vice President

JAMES C. GAITHER, TRUSTEE OF THE GAITHER
REVOCABLE TRUST U/A/D 9/28/2000

By:
Name: Robert Yin, under Power of Attorney

DAVID E. SWEET AND ROBIN T. SWEET, AS
TRUSTEES OF THE DAVID AND ROBIN SWEET
LIVING TRUST, DATED 7/6/04

By:
Name: Robert Yin, under Power of Attorney

WELLS FARGO BANK, N.A. FBO SHV PROFIT
SHARING PLAN FBO DAVID L. ANDERSON

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

GREGORY P. SANDS, TRUSTEE OF GREGORY P.
SANDS CHARITABLE REMAINDER UNITRUST

By:
Name: Robert Yin, under Power of Attorney

WELLS FARGO BANK, N.A. FBO TENCH COXE ROTH IRA

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WELLS FARGO BANK, N.A. FBO G. LEONARD
BAKER, JR. ROTH IRA

By:	/s/ Todd Noetzelman
	Name:	Todd Noetzelman
	Title:	Vice President

WILEY LAWRENCE ANDERSON TRUST A

By:
Name:
Title:

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

SV ANGEL II-Q, L.P.

By:
Name:
Title:

SV ANGEL III, L.P.

By:
Name:
Title:

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

MK GRAPE ARBOR 1 LLC

By:
Name:
Title: Member

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

GC PARTNERS LP

By:
Name:
Title:

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

CRUNCH FUND I, L.P., A DELAWARE LIMITED
PARTNERSHIP

By: Crunch Fund I GP, L.L.C., a Delaware limited liability company
Its: General Partner

By:
Name:
Title:

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

GCH&H INVESTMENTS, LLC

By:
Name:
Title:

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above

ELH, LLC

By:
	Name:	Kevin Fee
	Title:	Managing Member

[Signature Page to Yext, Inc. Second Amendment to

the Fifth Amended and Restated Investors’ Rights Agreement]